UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 25, 2019

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01                                           Entry into a Material Definitive Agreement.

As previously disclosed, on October 3, 2019, EP Energy Corporation (together with EP Energy LLC, the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”). The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Case No. 19-35654.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

In connection with the Chapter 11 Cases and pursuant to an order of the Bankruptcy Court entered on November 25, 2019 (the “Order”), EP Energy LLC entered into a Senior Secured Superpriority Debtor-In-Possession Credit Agreement (the “DIP Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and the lenders under EP Energy LLC’s prepetition reserve based credit facility (the “Prepetition RBL Facility”) which are party thereto as lenders (the “DIP Lenders”).

Under the DIP Credit Agreement and the Order, a portion of the Prepetition RBL Facility was converted into commitments under the DIP Credit Agreement which provides for a $314,710,456 debtor-in-possession senior secured superpriority revolving credit facility (the “DIP Facility”, and the loans thereunder, the “DIP Loans”), and which includes a letter of credit sublimit of $50,000,000.

The Debtors have received an underwritten commitment from the DIP Lenders to convert their DIP Loans and their remaining claims under the Prepetition RBL Facility into a $629,420,912 exit senior secured reserve-based revolving credit facility subject to certain conditions set forth therein, which will be evidenced by a senior secured revolving credit agreement, by and among EP Energy LLC, as borrower, the lenders party thereto from time to time, and JPMorgan Chase Bank, N.A., as administrative agent.

EP Energy LLC will use the proceeds of the DIP Facility for, among other things, (i) the acquisition, development and exploration of oil and gas properties, for working capital and general corporate purposes, (ii) the payment of professional fees as provided for in the Order, (iii) the payment of expenses incurred in the administration of the Chapter 11 Cases or as permitted by the certain orders and (iv) payments due thereunder or under the Order.

The maturity date of the DIP Facility is the earlier of (a) November 25, 2020, (b) the effective date of an “Acceptable Plan of Reorganization” (as defined in the DIP Credit Agreement), (c) the closing of a sale of substantially all of the equity or assets of EP Energy LLC (unless consummated pursuant to an Acceptable Plan of Reorganization), or (d) the termination of the DIP Facility during the continuation of an event of default.

The DIP Loans will bear interest at a rate per annum equal to (i) adjusted LIBOR plus an applicable margin of 3.50% or (ii) an alternative base rate plus an applicable margin of 2.50%, in each case, as selected by EP Energy LLC. Any undrawn delayed draw term loans will be subject to an undrawn fee at a rate per annum equal to 0.50%.

The DIP Facility is secured by a senior secured superpriority perfected security interest on substantially all assets of EP Energy LLC and any subsidiary guarantors. The security interests and liens are further subject to certain carve-outs and permitted liens, as set forth in the DIP Credit Agreement and the Order.

The foregoing description of the DIP Credit Agreement is qualified by reference to the full text of the Order and of such agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03                                           Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 regarding the DIP Credit Agreement is incorporated by reference into this Item 2.03.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the ability of the Company to comply with the terms of the that certain Plan Support Agreement, dated as of October 18, 2019 (as may be amended from time to time, the “PSA”), that certain Backstop Agreement, dated as of October 18, 2019 (as may be amended from time to time) and/or the DIP Credit Agreement; the ability of the Company to obtain requisite support for the Chapter 11 plan contemplated under the PSA (the “Plan”) from various stakeholders; the ability of the Company to confirm and consummate the Plan in accordance with the terms of the PSA; the uncertainty as to when or whether the effective date of the Plan will occur; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as other risk factors set forth in the Company’s Disclosure Statement, included as Exhibit 99.2 to the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2019, as may be amended from time to time; as well as the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

10.1	Senior Secured Superpriority Debtor-in-Possession Credit Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: November 27, 2019	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary